Exhibit 99.1

AEye Reports Third Quarter 2023 Results

Provides Update on Automotive-First Strategy

Significant Reduction in Burn Rate Extending Cash Runway out to 2025

DUBLIN, Calif. -- (BUSINESS WIRE) -- November 9, 2023 -- AEye, Inc. (Nasdaq: LIDR), a global leader in adaptive, high performance lidar solutions, today announced its results for the third quarter ended September 30, 2023.

Management Commentary

“Market conditions are evolving, and we believe the lidar market has shifted from a ‘battle for the best technology’ to a ‘battle for the best path to commercialization.’ We’ve been relentlessly focused on ensuring AEye enters the automotive market with a differentiated and superior product, so we are ready for the transition,” said Matt Fisch, AEye CEO. “We have recently taken decisive steps to optimize our operating and cost structure around our automotive-first strategy and are well positioned with the right technology, business model, and resources to deliver sustained growth and success over the long-term.”

Key Q3 2023 Financial Highlights

“During the quarter, we achieved our goal of reducing our cash burn by 50% since the beginning of the year one quarter sooner than anticipated. We have now aligned our expenses with our automotive-first strategy and have extended our cash runway into 2025. We closed the quarter with a healthy balance sheet, including $45.9 million of cash, and will continue to manage expenses carefully,” said Conor Tierney, AEye CFO. “The continued cost reduction initiatives in the third quarter were the main driver for meeting our GAAP EPS net loss guidance and beating our non-GAAP EPS net loss guidance by one cent.”

●	Revenue of $0.2 million in the third quarter of 2023.
●	GAAP net loss was $(17.0) million, or $(0.09) per share, based on 184.1 million weighted average common shares outstanding.
●	Non-GAAP net loss was $(9.5) million, or $(0.05) per share, based on 184.1 million weighted average common shares outstanding.
●	Cash, cash equivalents, and marketable securities were $45.9 million as of September 30, 2023.

Conference Call and Webcast Details

AEye management will hold a conference call today, November 9, 2023, at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) to discuss these results. AEye CEO Matt Fisch and CFO Conor Tierney will host the call, followed by a question-and-answer session.

The webcast and accompanying slides will be accessible via the company’s website at https://investors.aeye.ai/.

Access is also available via:

Conference call: https://bit.ly/AEyeconferencecall

Webcast: https://bit.ly/AEyewebcast

About AEye

AEye’s unique software-defined lidar solution enables advanced driver-assistance, vehicle autonomy, smart infrastructure, and logistics applications that save lives and propel the future of transportation and mobility. AEye’s 4Sight™ Intelligent Sensing Platform, with its adaptive sensor-based operating system, focuses on what matters most: delivering faster, more accurate, and reliable information. AEye’s 4Sight™ products, built on this platform, are ideal for dynamic applications which require precise measurement imaging to ensure safety and performance. AEye has a global presence through its offices in Germany, Korea, and the United States.

Non-GAAP Financial Measures

The non-GAAP measures provided in this press release should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with generally accepted accounting principles (GAAP) in the United States. A reconciliation between GAAP and non-GAAP financial data is included in the supplemental financial data attached to this press release. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies. AEye considers these non-GAAP financial measures to be important because they provide additional insight into the Company’s on-going performance. The Company provides this information to investors for a more consistent basis of comparison and to help investors evaluate the results of the Company’s on-going operations, and to help enable more meaningful period-to-period comparisons. Non-GAAP financial measures are presented only as supplemental information for the purpose of understanding the Company’s operating results. The non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP.

This press release includes non-GAAP financial measures, including:

∙	Non-GAAP net loss which is defined as GAAP net loss plus stock-based compensation, plus expenses related to the registration statements on Forms S-1 and S-3, plus expenses related to the Common Stock Purchase Agreement, less change in fair value of convertible note and warrant liabilities, plus realized loss on instrument-specific credit risk, plus one-time termination benefits and restructuring costs, plus non-routine write-down of inventory, plus impairment of ROU assets, plus stock issuance costs, plus debt issuance costs; and

∙	Adjusted EBITDA which is defined as non-GAAP net loss plus depreciation and amortization expense, plus interest expense and other, less interest income and other, plus provision for income tax expense.

Forward-Looking Statements

Certain statements included in this press release that are not historical facts are forward-looking statements within the meaning of the federal securities laws, including the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are sometimes accompanied by words such as “believe,” “continue,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “predict,” “plan,” “may,” “should,” “will,” “would,” “potential,” “seem,” “seek,” “outlook,” and similar expressions that predict or indicate future events or trends, or that are not statements of historical matters. Forward-looking statements are predictions, projections, and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Forward looking statements included in this press release include statements about the evolving market conditions in the automotive lidar industry, the differentiation and performance of AEye’s products, the changes to AEye’s operations and cost structure, as well as AEye’s cost reduction initiatives, among others. These statements are based on various assumptions, whether or not identified in this press release.

These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by an investor as a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are very difficult or impossible to predict and will differ from the assumptions. Many actual events and circumstances are beyond the control of AEye. Many factors could cause actual future events to differ from the forward-looking statements in this press release, including but not limited to: (i) the risks that market conditions may evolve in a manner not anticipated by AEye such that AEye misses some or all of the market opportunities presented; (ii) the risks that AEye many not have the best path to commercialization amongst its competitors or as defined by the marketplace; (iii) the risks that AEye may be unable to enter the automotive market with a product that the market believes is sufficiently differentiated or superior to the competition; (iv) the risks that AEye may not be ready for the transition in the marketplace, should such transition occur; (v) the risks that the steps taken to optimize AEye’s operating and cost structure may not position AEye with the right technology, business model, or resources to deliver sustained growth and success over the long-term, or otherwise, to the extent anticipated, or at all; (vi) the risks that AEye’s ability to maintain a reduced cash burn may not be sustainable by the company to the extent anticipated, or at all, due to expenses that are unforeseen or otherwise; (vii) the risks that AEye may be unable to extend the company’s cash runway into 2025; (viii) the risks that AEye may be unable to continue to manage expenses to the extent anticipated, or at all; (ix) the risks that lidar adoption occurs slower than anticipated or fails to occur at all; (x) the risks that AEye’s products may not meet the diverse range of performance and functional requirements of target markets and customers; (xi) the risks that AEye’s products may not function as anticipated by AEye, or by target markets and customers; (xii) the risks that AEye may not be in a position to adequately or timely address either the near or long-term opportunities that may or may not exist in the evolving autonomous transportation industry; (xiii) the risks that laws and regulations are adopted impacting the use of lidar that AEye is unable to comply with, in whole or in part; (xiv) the risks associated with changes in competitive and regulated industries in which AEye operates, variations in operating performance across competitors, and changes in laws and regulations affecting AEye’s business; (xv) the risks that AEye is unable to adequately implement its business plans, forecasts, and other expectations, and identify and realize additional opportunities; and (xvi) the risks of economic downturns and a changing regulatory landscape in the highly competitive and evolving industry in which AEye operates. These risks and uncertainties may be amplified by the lingering effects of the COVID-19 pandemic, which continues to cause significant economic uncertainty. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the periodic report that AEye has most recently filed with the U.S. Securities and Exchange Commission, or the SEC, and other documents filed by us or that will be filed by us from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made.

Readers are cautioned not to put undue reliance on forward-looking statements; AEye assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. AEye gives no assurance that AEye will achieve any of its expectations.

AEYE, INC. Consolidated Balance Sheets (In thousands) (Unaudited)
	September 30, 2023	December 31, 2022

ASSETS
Current Assets:
Cash and cash equivalents	$37,149	$19,064
Marketable securities	8,743	75,135
Accounts receivable, net	238	617
Inventories, net	4,868	4,553
Prepaid and other current assets	4,509	6,181
Total current assets	55,507	105,550
Right-of-use assets	14,397	15,502
Property and equipment, net	7,787	7,665
Restricted cash	2,150	2,150
Other noncurrent assets	1,040	2,473
Total assets	$80,881	$133,340

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable	$4,707	$3,218
Accrued expenses and other current liabilities	7,247	9,764
Contract liabilities	18	987
Convertible notes	—	8,594
Total current liabilities	11,972	22,563
Operating lease liabilities, noncurrent	15,484	16,681
Other noncurrent liabilities	82	126
Total liabilities	27,538	39,370
Stockholders' Equity:
Preferred stock	—	—
Common stock	19	16
Additional paid-in capital	363,176	345,742
Accumulated other comprehensive income (loss)	1	(1,279)
Accumulated deficit	(309,853)	(250,509)
Total stockholders’ equity	53,343	93,970
Total liabilities and stockholders’ equity	$80,881	$133,340

AEYE, INC. Consolidated Statements of Operations (In thousands, except share and per share data) (Unaudited)
	Three months ended September 30,		Nine months ended September 30,
	2023	2022	2023	2022

Revenue:
Prototype sales	$56	$652	$426	$1,182
Development contracts	132	115	969	1,373
Total revenue	188	767	1,395	2,555
Cost of revenue	4,479	2,708	8,651	5,617
Gross loss	(4,291)	(1,941)	(7,256)	(3,062)

Operating Expenses:
Research and development	5,654	8,971	20,993	28,309
Sales and marketing	1,910	4,466	10,782	14,405
General and administrative	5,380	7,896	20,279	29,053
Total operating expenses	12,944	21,333	52,054	71,767
Loss from operations	(17,235)	(23,274)	(59,310)	(74,829)

Other income (expense):
Change in fair value of convertible note and warrant liabilities	12	16	(914)	125
Interest income and other	354	335	932	1,109
Interest expense and other	(174)	(688)	(9)	(1,338)
Total other income (expense), net	192	(337)	9	(104)
Provision for income tax expense	5	13	43	39
Net loss	$(17,048)	$(23,624)	$(59,344)	$(74,972)

Per Share Data
Net loss per common share (basic and diluted)	$(0.09)	$(0.15)	$(0.34)	$(0.48)

Weighted average common shares outstanding (basic and diluted)	184,117,531	159,312,203	172,182,776	156,702,000

AEYE, INC. Consolidated Statements of Cash Flows (In thousands) (Unaudited)
	Nine months ended September 30,
	2023	2022

Cash flows from operating activities:
Net loss	$(59,344)	$(74,972)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	998	794
Loss on sale of property and equipment, net	53	—
Noncash lease expense relating to operating lease right-of-use assets	1,058	993
Impairment of right-of-use assets	47	—
Inventory write-downs, net of scrapped inventory	3,666	576
Change in fair value of convertible note and warrant liabilities	914	(125)
Realized loss on instrument-specific credit risk	46	—
Stock-based compensation	14,707	18,003
Realized loss on redemption of marketable securities	—	77
Amortization of premiums and accretion of discounts on marketable securities, net of change in accrued interest	33	1,211
Changes in operating assets and liabilities:
Accounts receivable, net	379	3,598
Inventories, current and noncurrent, net	(2,681)	(2,256)
Prepaid and other current assets	1,672	(445)
Other noncurrent assets	133	420
Accounts payable	1,494	(1,236)
Accrued expenses and other current liabilities	(2,571)	220
Operating lease liabilities	(1,143)	(983)
Contract liabilities	(969)	(1,400)
Net cash used in operating activities	(41,508)	(55,525)
Cash flows from investing activities:
Purchase of property and equipment	(1,421)	(3,402)
Proceeds from sale of property and equipment	243	—
Purchase of marketable securities	(8,736)	—
Proceeds from redemptions and maturities of marketable securities	76,350	93,592
Net cash provided by investing activities	66,436	90,190
Cash flows from financing activities:
Proceeds from exercise of stock options	450	1,032
Proceeds from the issuance of convertible notes	—	10,000
Payments for convertible note redemptions	(6,235)	—
Taxes paid related to the net share settlement of equity awards	(1,312)	(4,252)
Proceeds from issuance of common stock under the Common Stock Purchase Agreement	136	2,891
Proceeds from issuance of common stock through Employee Stock Purchase Plan	118	—
Stock issuance costs related to the Common Stock Purchase Agreement	—	(29)
Net cash (used in) provided by financing activities	(6,843)	9,642
Net increase in cash, cash equivalents and restricted cash	18,085	44,307
Cash, cash equivalents and restricted cash at beginning of period	21,214	16,333
Cash, cash equivalents and restricted cash at end of period	$39,299	$60,640

AEYE, INC. Reconciliation of GAAP to Non-GAAP Financial Measures (In thousands, except share and per share data) (Unaudited)
	Three months ended September 30,		Nine months ended September 30,
	2023	2022	2023	2022
GAAP net loss	$(17,048)	$(23,624)	$(59,344)	$(74,972)
Non-GAAP adjustments:
Stock-based compensation	4,084	6,106	14,707	18,003
Expenses related to registration statement on Form S-1s and Form S-3s	192	54	192	304
Expenses related to the Common Stock Purchase Agreement	41	—	41	—
Change in fair value of convertible note and warrant liabilities	(12)	(16)	914	(125)
Realized loss on instrument-specific credit risk	46	—	46	—
Stock issuance costs	—	—	—	28
Debt issuance costs	—	437	—	437
One-time termination benefits and restructuring costs	172	—	1,470	—
Non-routine write-down of inventory	3,007	—	3,007	—
Impairment of right-of-use assets	—	—	47	—
Non-GAAP net loss	$(9,518)	$(17,043)	$(38,920)	$(56,325)
Depreciation and amortization expense	332	331	998	794
Interest income and other	(354)	(335)	(932)	(1,109)
Interest expense and other	128	307	(84)	928
Provision for income tax expense	5	13	43	39
Adjusted EBITDA	$(9,407)	$(16,727)	$(38,895)	$(55,673)

GAAP net loss per share attributable to common stockholders:
Basic and diluted	$(0.09)	$(0.15)	$(0.34)	$(0.48)
Non-GAAP net loss per share attributable to common stockholders:
Basic and diluted	$(0.05)	$(0.11)	$(0.23)	$(0.36)
Shares used in computing GAAP net loss per share attributable to common stockholders:
Basic and diluted	184,117,531	159,312,203	172,182,776	156,702,000
Shares used in computing Non-GAAP net loss per share attributable to common stockholders:
Basic and diluted	184,117,531	159,312,203	172,182,776	156,702,000

Company Contacts:

Jennifer Deitsch

AEye, Inc.

jennifer@aeye.ai

925-400-4366

Evan Niu, CFA

Financial Profiles, Inc.

eniu@finprofiles.com

310-622-8243

Source: AEye, Inc.